UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

SOUTH STATE CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 001-12669

South Carolina	57-0799315
(State of incorporation)	(I.R.S. Employer Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

As previously disclosed, on January 3, 2017, South State Corporation (the “Company”) completed the merger (the “Merger”) of Southeastern Bank Financial Corporation (“SBFC”) with and into the Company, with the Company as the surviving entity in the Merger, pursuant to the Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”), by and between SBFC and the Company. Immediately after the Merger, SBFC’s wholly owned bank subsidiary, Georgia Bank & Trust Company of Augusta, merged with and into South State’s wholly owned bank subsidiary, South State Bank (the “Bank Merger”), with South State Bank as the surviving entity in the Bank Merger.

This Current Report on Form 8-K is being filed to disclose the audited historical consolidated financial statements of SBFC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited historical consolidated financial statements of SBFC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

The consent of Crowe Horwath LLP, SBFC’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Crowe Horwath, LLP, independent registered public accounting firm (with respect to Southeastern Bank Financial Corporation).

99.1	Audited Historical Consolidated Financial Statements of Southeastern Bank Financial Corporation as of December 31, 2016 and 2015 and for the Years ended December 31, 2016, 2015 and 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: July 14, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Crowe Horwath, LLP, independent registered public accounting firm (with respect to Southeastern Bank Financial Corporation).

99.1	Audited Historical Consolidated Financial Statements of Southeastern Bank Financial Corporation as of December 31, 2016 and 2015 and for the Years ended December 31, 2016, 2015 and 2014.